comstock

Q1 2026 Earnings Call and Business Update

May 7, 2026

NYSE American: LODE

Cautionary Notice Regarding Forward Looking Statements

Certain statements contained in this presentation are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, are forward-looking statements. The words "believe," "expect," "anticipate," "estimate," "project," "plan," "should," "intend," "may," "will," "would," "potential" and similar expressions identify forward-looking statements but are not the exclusive means of doing so. Forward-looking statements include statements about matters such as: future market conditions; future explorations or acquisitions; future changes in our research, development and exploration activities; future prices and sales of, and demand for, our products and services; land entitlements and uses; permits; production capacity and operations; operating and overhead costs; future capital expenditures and their impact on us; operational and management changes (including changes in the Board of Directors); changes in business strategies, planning and tactics; future employment and contributions of personnel, including consultants; future land sales; investments, acquisitions, joint ventures, strategic alliances, business combinations, operational, tax, financial and restructuring initiatives, including the nature, timing and accounting for restructuring charges, derivative assets and liabilities and the impact thereof; contingencies; litigation, administrative or arbitration proceedings; environmental compliance and changes in the regulatory environment; offerings, limitations on sales or offering of equity or debt securities, including asset sales and associated costs; business opportunities, growth rates, future working capital needs, revenues, variable costs, throughput rates, operating expenses, debt levels, cash flows, margins, taxes and earnings.

These statements are based on assumptions and assessments made by our management in light of their experience and their perception of historical and current trends, current conditions, possible future developments and other factors they believe to be appropriate. Forward-looking statements are not guarantees, representations or warranties and are subject to risks and uncertainties, many of which are unforeseeable and beyond our control and could cause actual results, developments and business decisions to differ materially from those contemplated by such forward-looking statements. Some of those risks and uncertainties include the risk factors set forth in this report and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and the following: adverse effects of climate changes or natural disasters; adverse effects of global or regional pandemic disease spread or other crises; global economic and capital market uncertainties; the speculative nature of gold or mineral exploration, mercury remediation, and, lithium, nickel and cobalt recycling, including risks of diminishing quantities or grades of qualified resources; operational or technical difficulties in connection with exploration or mercury remediation, metal recycling, processing or mining activities; costs, hazards and uncertainties associated with precious metal based activities, including environmentally friendly and economically enhancing clean mining and processing technologies, precious metal exploration, resource development, economic feasibility assessment and cash generating mineral production; costs, hazards and uncertainties associated with mercury remediation, metal recycling, processing or mining activities; contests over our title to properties; potential dilution to our stockholders from our stock issuances, recapitalization and balance sheet restructuring activities; potential inability to comply with applicable government regulations or law; adoption of or changes in legislation or regulations adversely affecting our businesses; permitting constraints or delays; ability to achieve the benefits of business opportunities that may be presented to, or pursued by, us, including those involving battery technology, mercury remediation technology and efficacy, quantum computing and advanced materials development, and development of cellulosic technology in bio-fuels and related carbon-based material production; ability to successfully identify, finance, complete and integrate acquisitions, joint ventures, strategic alliances, business combinations, asset sales, and investments that we may be party to in the future; changes in the United States or other monetary or fiscal policies or regulations; interruptions in our production capabilities due to capital constraints; equipment failures; fluctuation of prices for gold or certain other commodities (such as silver, zinc, lithium, nickel, cobalt, cyanide, water, diesel, gasoline and alternative fuels and electricity); changes in generally accepted accounting principles; adverse effects of war, mass shooting, terrorism and geopolitical events; potential inability to implement our business strategies; potential inability to grow revenues; potential inability to attract and retain key personnel; interruptions in delivery of critical supplies, equipment and raw materials due to credit or other limitations imposed by vendors; assertion of claims, lawsuits and proceedings against us; potential inability to satisfy debt and lease obligations; potential inability to maintain an effective system of internal controls over financial reporting; potential inability or failure to timely file periodic reports with the Securities and Exchange Commission; potential inability to list our securities on any securities exchange or market or maintain the listing of our securities; and work stoppages or other labor difficulties. Occurrence of such events or circumstances could have a material adverse effect on our business, financial condition, results of operations or cash flows, or the market price of our securities. All subsequent written and oral forward-looking statements by or attributable to us or persons acting on our behalf are expressly qualified in their entirety by these factors. Except as may be required by securities or other law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Dec/25

Webinar Hosts

comstock

CORPORATE

METALS

INVESTMENTS

MINING

FUELS



Corrado De Gasperis
Director, Chief Executive Officer
Comstock Inc



Judd B. Merrill
Chief Financial Officer, Comstock Inc
President, Comstock Mining

Full profiles of leadership and independent directors available in the Leadership & Governance section of our website at https://comstock.inc/investors/leadership-governance/

CORPORATE
METALS
INVESTMENTS
MINING
FUELS

Company Dashboard

comstock

NYSE American: LODE		*(USD millions except share price)*
Outstanding Shares (5/7/2026)	$	75.9
Share Price (5/6/2026)	$	3.27
Market Capitalization (5/7/2026)	$	248.2

As of 3/31/2026 (except for cash)		
Investments	$	56.4
Total Assets	$	218.1
Debt	$	0.0
Cash (5/5/2026)	$	44.3

Corporate Offices	Investor Relations
Comstock Inc. Corporate Offices 117 American Flat Road Virginia City, NV 89440 www.comstock.inc	775 413 6222 ir@comstockinc.com

Comstock Companies

METALS
MINING
INVESTMENTS
bioleum

comstock

CORPORATE
METALS
INVESTMENTS
MINING
FUELS

Comstock 2026 Corporate Objectives

comstock

In Progress

- Monetize our non-core, legacy mining assets.
- Monetize our non-core, legacy real estate in Silver Springs, NV.
- Monetize our non-strategic investment in Green Li-Ion.
- Secure sufficient power source to enable hyper-scale data center monetization in Silver Springs, NV.
- Restructure, align, power, and expand the ownership in Sierra Springs Opportunity Fund Inc & monetize.

Support the exponential growth of Comstock Metals, establishing the global standard in solar recycling


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METALS
Solar Panel Recycling
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CORPORATE
METALS
INVESTMENTS
MINING
FUELS

Comstock Metals 2026 Objectives

In Progress

- Receive, deploy, assemble and commission **<u>and showcase</u>** our first industry-scale facility in Silver Springs, NV.
- Operate our first industry-scale facility in Silver Springs profitably.
- Secure additional Master Service Agreements (MSA) with **<u>strategic</u>**, national and regional customers.
- **<u>Advance development efforts with strategic partners, to recover higher-purity materials from recycled streams.</u>**
- Select and secure additional sites, expand storage capabilities and secure permits for these additional sites.
- Complete site selection for at least three additional solar panel recycling locations and commence permitting.
- **<u>Upgraded downstream production lines for enhanced recoveries, including high specification glass and silver.</u>**
- Submit permits for our second industry-scale facility in southern, NV.
- Procure our second industry-scale recycling equipment and processing facility and commence commissioning.

Electrification Drives Silver Demand

Photovoltaics Leading Demand Growth

- Demand for silver reached near-record levels in 2025 and continues growing
- Driven by its industrial applications, particularly in photovoltaics and electronics
- Conventional mine supply constraints persist
- Increasing demand and supply constraints likely to keep prices elevated

Silver industrial demand is forecast to increase 46% from 2023 to 2033.


Demand for Silver
in Millions of Ounces
Silver demand has grown 14%, pushed higher by industrial applications and renewable tech in particular.
Industrial total 710.9M oz.
Electrical & Electronics
Photovoltaics
Other Industrial
Brazing Alloys & Solders
Investment
Jewelry
Silverware
Photography
Total 1,219.1M oz.
485.6M oz.
232.0M oz.
173.5M oz.
29.8%
1.4%
51.8M oz.
212.0M oz.
211.3M oz.
4.4%
58.8M oz.
26.1M oz.
-31.5%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024*

Silver Market Deficits Persist



Silver Market in Deficit for 6 Consecutive Years
Balance (Million Ounces)
75
0
-75
-150
-225
-300
15
11
53
-84
-254
-200
-138
-40
-46
2018
2019
2020
2021
2022
2023
2024
2025
2026 E
KATUSA RESEARCH
Source: Bloomberg
2026 - Estimate

China Imports Most Silver Ever in March

Investment and industrial demand drove inflows from the world



2026
2025
2024
2023
2022
2021
2020
2019
2018
2017
2016
1,000 tons
800
600
400
200
0
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec

Source: Bloomberg, China General Administration of Customs

Decommissioning to Offtake

comstock METALS

LOGISTICS	RECYCLING SIZE REDUCTION, TREATMENT, SEPARATION	OFFTAKE

DECOMMISSIONING



END-OF-LIFE PANELS & TRANSPORT



CONVEYANCE SYSTEM

SHREDDING

Panel Size Reduction (1" flakes)

THE COMSTOCK PROCESS

Treatment Of Panels

SHREDDING

Treated Material Size Reduction

SEPARATION

3 Offtake Streams

CURRENT RECOVERED MATERIALS






<1,000 µm
&
>1,000 µm

- Eliminates Contaminants
- Lowest Variable and Operating Costs
- High Speed Processing
- Scalability

- Environmental Peace of Mind
- Competitive Offering
- Capacity Ready
- Clean Salable Materials

Comstock Metals Capital Expenditures

R2 v3 CERTIFIED comstock METALS

	Capital Expenditures	(in $US millions)
	Recycling Production Facility (Serial #001)	$11.01
	Power Generating Systems	$1.10
	Building Leasehold Improvements	$2.09 (1)
	Storage Facilities (NV/OH/CA)	$1.10 (2)
	Total Capital Expenditures	***$15.30***
	***Offtake Product Upgrades***	***$1.58*** (3)
	***Metals Recovery Pilot System***	***$10.00*** (4)

(1) *To be reimbursed by the landlord*
(2) *Over $800K related to 800 Lake Avenue, Silver Springs, NV*
(3) *Represents new Eddy value enhancing product system*
(4) *Represents primarily research and development and deployment of a one-ton-per-day metals recovery system*

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METALS




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METALS


SSI
SSI
SSI
SSI


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METALS
SSI






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METALS








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Deliveries
comstock
METALS

Recycled Materials

R2 CERTIFIED comstock METALS

Aluminum Flakes
$125/ton



- 1" in length, 99.999% pure aluminum, no dust, plastic-free
- Used to make ingots and alloys

Glass Pearls
$20/ton



- ¼" in diameter, no fluorescence, dust free, plastic-free
- Used to make tiles, vases, windows

Metal Tailings
$125/ton*



- Particle size < 1,000 microns, contains silver, silicon, copper, lead, and iron oxide, alongside all other metallurgical components used in the manufacturing process
- Used for metal extraction and industrial additives

*based on $40/oz spot price

Upgrading Glass Products for Multiple Segments

Glass Pearls
$20++/ton



- ¼" in diameter, no fluorescence, dust free, plastic-free
- Used to make fiber optics, cements, tiles, vases, windows



Refining Delivers Maximum Value


OFFTAKE
VALUE
CRITICAL METAL RECOVERY FROM TAILINGS**
MAX $$$ VALUE
<1,000 µm & >1,000 µm
$$$
Extraction
Separation
Recovery
Recovery Cells
Recovery Cells
Recovery Cells
Recovery Cells
Recovery Cells
Recovery Cells
Recovery Cells
Si/SiO2 Residue
Chemical Processes
Recovery Cells
Recovery Cells
Glass
Pozzolan
Cement Additive
Metal Tailings
~$125/ton*
*based on $40/oz silver spot price
13 26,98 Al
29 63,55 Cu
Copper
Pb
Ga
47 107,9 Ag
Silver
Te
Cd
14 28,08 Si
Silicon
Sb
Ir

**Not All Metals Present in All Panels

High Growth U.S. Market Opportunity

R2 v3 CERTIFIED comstock METALS


Back to report
SUM OF NAMEPLATE CAPACITY (MW) BY COUNTY AND STATE
State AK AL AR AZ CA CO CT DC DE FL GA HI IA ID IL IN KS KY LA MA MD ME MI MN MO MS MT NC NE NH NJ NM NV
UNITED STATES
MEXICO
NORTH DAKOTA
SOUTH DAKOTA
MONTANA
WYOMING
NEBRASKA
IOWA
KANSAS
OKLAHOMA
TEXAS
NEVADA
UTAH
OREGON
WASHINGTON
MINNESOTA
WISCONSIN
NEW YORK
PENNSYLVANIA
VIRGINIA
ARKANSAS
MISSISSIPPI
Havana

* Substantial majority of end-of-life solar panels generating from southwest region of the U.S. (CA, NV, AZ)

Source: Comstock Management Compilation

CORPORATE
METALS
INVESTMENTS
MINING
FUELS

Expanded Deployments Across Most of the USA

R2 v3 CERTIFIED comstock METALS



Seattle
Portland
Boise
Salt Lake City
Denver
Sacramento
San Jose
Las Vegas
Los Angeles
Albuquerque
Tucson
Ciudad Juárez
Lincoln
Kansas City
Wichita
Tulsa
Dallas
Austin
Houston
San Antonio
Nuevo Laredo
Reynosa
Monterrey
Torreón
Milwaukee
Chicago
Detroit
Cleveland
Toronto
Hamilton
Ottawa
Montréal
Québec
St. Louis
Memphis
Atlanta
New Orleans
Orlando
Miami
Nassau

Bubble size = Recycle Readiness Index (MW x K(Age))

Under Development


state=WA
MW=169
Metric=169
Sites=1
Seattle
Portland
Boise
Salt Lake City
Denver
Sacramento
San Jose
Fresno
Las Vegas
Los Angeles
Phoenix
Tucson
Albuquerque
Ciudad Juárez
Lincoln
Kansas City
Wichita
Tulsa
Saint Paul
Chicago
Milwaukee
Saint Louis
Memphis
Atlanta
Detroit
Cleveland
Cincinnati
Toronto
Hamilton
Ottawa
Montréal
Québec
Boston
New York
Philadelphia
Washington
Raleigh
Charlotte
Jacksonville
Orlando
New Orleans
Austin
Torreón
Monterrey
Reynosa

Bubble size = MW Pipeline Capacity

Comstock Metals LLC

Industry Scale Pro Forma Financials *(Pro forma – One 100,000 tons per year Facility*)*	$ per Ton	$ in 000's ***
Revenue *(tipping fee)*	$ 500	$ 45,000
Mineral & Metal Recoveries**	$ 500	$ 45,000
Costs *(all in)*	$ 150	$ 15,000
Cash Profit***	$ 750	$ 75,000

* Requires capital expenditures of approximately $13 million.
** Assumes approx. $60 per ounce of silver and 92% recovery.
*** Assumes facility is operating at 90% utilization

End-of-Life Solar Recycling Market *(Estimate in tons)*	USA	Global
2025	100,000*	750,000
2030	1,000,000*	8,000,000
2050	8,000,000	80,000,000

*Substantial majority generated from southwest region of the U.S. (CA,AZ,NV)


comstock
METALS
Nevada
Reno
California
Las Vegas
Arizona


SIERRA SPRINGS
OPPORTUNITY FUND

Largest, Best Located Opportunity Zone Growth



Logistics and Distribution
1-2 day trucking service from Nevada to major markets with more than 50 carrier services.


2 Day Trucking
1 Day Trucking
NV


TRIC
Tahoe Reno
Industrial Center
NNIC
Northern Nevada
Industrial Corridor
USA Pkwy
Silver
Springs



Nevada recognized as Safest Area on U.S. Disaster Avoidance Map


U.S. DISASTER AVOIDANCE MAP
UNITED STATES SAFETY ZONE
ICE STORMS
TORNADOS
FLOODS
EARTHQUAKES
HURRICANES
POWER OUTAGES
TSUNAMI
NUCLEAR POWER PLANTS

The Most Prolific Tech Companies Build Data Centers in Nevada

Google Microsoft switch tract amazon

Nevada is host to some of the most sophisticated and secure military and private operation centers in the world supporting secure data transactions for thousands companies.

Minimal Earthquake Activity: Nevada is situated away from major fault lines, resulting in a lower risk of significant earthquake.

Absence of Hurricanes and Tornadoes: Its inland desert location ensures that Nevada is not affected by hurricanes or tornadoes, which commonly impact coastal and central U.S. areas.

Low Wildfire Risk: The arid desert landscape throughout Nevada lacks the dense vegetation necessary to sustain large wildfires, reducing this particular threat.

Proactive Urban Planning: City planning incorporates stringent building codes and land-use policies designed to mitigate potential natural disaster impacts.

Climate Stability: While experiencing a range of temperatures, Nevada does not face extreme weather events like blizzards or hurricanes, contributing to its overall safety. Arid conditions in the Northern Nevada area is particularly advantageous to data centers with extremely low humidity - 300 days per year of sunny skies.

Comprehensive Emergency Management: Local authorities maintain robust emergency preparedness and response plans, ensuring efficient management of potential natural hazards.

One such company is Switch that handles government and private data for Fortune 1000 companies including eBay, HP, EMC, Intel, DreamWorks, JP Morgan Chase, Sony, Boeing, Amazon Web Services, eBay, Hulu, and NASA.

LOCATION DRIVES VALUE


AADT = 2018 Average Annual Daily Traffic (NDOT)
City of Sparks
City of Reno
switch
TAHOE RENO
Sierra Springs Enterprises
Silver Springs Opportunity Zone
Comstock Mining Inc.
Washoe Lake
Lake Tahoe
Center For Regional Studies
College of Business
University of Nevada, Reno
0 1.25 2.5 5 7.5 10 Miles


switch


TESLA


Walmart


Google


REDWOOD
MATERIALS

Land, Water, Sewer - Positioned for Major Development


11
4b
4a
11a
USA Parkway
4
6
10
5a
Lake Avenue
5
3
US Highway 50
9c
9
9b 9a
8b
8a
8c
Opal Avenue
1
2
Spruce Street
7
Citrus Street
8
8d
Fir Street
Ramsey Weeks Cutoff


ROK-ON
Building Systems


comstock
METALS


SILVER SPRINGS AIRPORT

SIERRA SPRINGS

Powered Land Drives Valuation - Per MegaWatt


tract
Microsoft
Great Basin
11
4a
11a
6
10
4
5
3
9c
9
9b 9a
8b
8a
8c
1
2
8
7
8d
US Highway 50
Lake Avenue
Spruce Street
Ramsey Weeks Cutoff
Opal Avenue
Fir Street

tract

The total development value or the capital involved in bringing that to life will be approximately **$100 billion**. I'll say that again…100 billion dollars. $25 billion of that will be concrete, steel, mechanical, electrical infrastructure that constitutes the buildings. Those are massive construction projects. Those are huge numbers of good, high paying jobs. And that's development that will occur over possibly 10 years. *--Tract CEO Grant van Rooyen*


comstock
METALS


SILVER SPRINGS AIRPORT

SIERRA SPRINGS

comstock

Contact Us

Corrado De Gasperis
Chief Executive Officer
(775) 847-4755
degasperis@comstockinc.com

Judd B. Merrill
Chief Financial Officer
(775) 413-6222
jmerrill@comstockinc.com

Investor Relations
(775) 413-6222
ir@comstockinc.com

Comstock.Inc